Exhibit 10.31-d





                         THIRD AMENDING AGREEMENT TO THE
                         KEYSPAN ENERGY DEVELOPMENT CO.
                   CREDIT AGREEMENT DATED AS OF JULY 29, 1999

                                     AMONG:

                         KEYSPAN ENERGY DEVELOPMENT CO.

                                   as Borrower

                                     - and -

                              ROYAL BANK OF CANADA,
                      JPMORGAN CHASE BANK, TORONTO BRANCH,
                                BANK OF MONTREAL,
                  BANK ONE, NATIONAL ASSOCIATION, CANADA BRANCH
                          AND ALBERTA TREASURY BRANCHES

                                   as Lenders

                                     - and -

                              ROYAL BANK OF CANADA

                             as Administrative Agent






                                December 20, 2002

     THIS THIRD AMENDING AGREEMENT dated as of the 20th day of December, 2002

AMONG:

          KEYSPAN ENERGY DEVELOPMENT CO., a Nova Scotia unlimited liability company (hereinafter referred to as the "Borrower")

                                                         OF THE FIRST PART

                                     - and -

          ROYAL BANK OF CANADA, JPMORGAN CHASE BANK, TORONTO BRANCH, BANK OF MONTREAL, BANK ONE, NATIONAL ASSOCIATION, CANADA BRANCH AND ALBERTA TREASURY BRANCHES (hereinafter sometimes collectively referred to as the "Lenders")

                                                         OF THE SECOND PART

                                     - and -

          ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders hereunder (hereinafter referred to as the "Administrative Agent")

                                                         OF THE THIRD PART

     WHEREAS Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch (formerly known as The Chase Manhattan Bank of Canada), The Toronto-Dominion Bank, Bank of Montreal, Bank One, National Association, Canada Branch (formerly known as First Chicago NBD Bank, Canada), Alberta Treasury Branches and National Bank of Canada as Lenders and Royal Bank of Canada as Administrative Agent entered into a credit agreement (referred to herein as the "Credit Agreement") dated as of July 29, 1999;

     AND WHEREAS the Borrower, the Lenders and the Administrative Agent entered into a first amending agreement dated as of October 13, 2000 in connection with the Borrower incurring indebtedness of up to Cdn. $125,000,000 for purposes of financing the purchase of Gulf Canada Resources Limited's then remaining interest in certain midstream assets and financing the acquisition, operation, maintenance, construction and expansion of gas processing and gathering assets;

     AND WHEREAS the Borrower , the Lenders and the Administrative Agent entered into a second amending agreement dated as of December 22, 2000 in connection with the Borrower incurring indebtedness of up to Cdn. $100,000,000 and acquiring certain Subsidiaries in connection with certain reorganizational transactions involving the Borrower and its Subsidiaries;

     AND WHEREAS the Borrower has requested that the Lenders consent to an amendment to certain provisions set forth in the Credit Agreement;

     AND WHEREAS the Borrower has requested that the Lenders consent to certain intercorporate debt transactions involving the Borrower and its Affiliates;

     AND WHEREAS the Lenders have required that the Borrower, the Lenders and the Administrative Agent enter into this Third Amending Agreement as one of the conditions to the Lenders providing their consent to the amendment of those provisions and to those intercorporate debt transactions;

     AND WHEREAS the Borrower, the Administrative Agent and the Lenders wish to enter into this Third Amending Agreement to set forth the changes to the Credit Agreement, and to otherwise confirm the provisions of Amended Credit Agreement (as that term is defined below);

     NOW  THEREFORE  THIS  AGREEMENT  WITNESSES  that  in  consideration  of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.         Definitions

     All capitalized terms used in this Third Amending Agreement shall, unless otherwise defined herein, have the meanings herein given to them in the Credit Agreement, and:

     "Amended Credit Agreement" means the Credit Agreement, as amended by this Third Amending Agreement, and as it may hereafter be further amended from time to time.

     "Credit Agreement" means the credit agreement dated as of July 29, 1999 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada and the other financial institutions named therein from time to time as Lenders and Royal Bank of Canada as Administrative Agent, as such agreement was amended by the First Amending Agreement and the Second Amending Agreement.

     "First Amending Agreement" means the amending agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One,


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


     National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

     "Intercorporate Debt Transactions" means the transactions summarized in Exhibit "A" hereto, and all actions and matters incidental thereto.

     "Second Amending Agreement" means the amending agreement dated as of December 22, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

     "Third Amending Agreement" means this third amending agreement.

2.    Amendments to Section 1.1 of the Credit Agreement

     Effective as of December 31, 2002, Section 1.1 of the Credit Agreement is amended by:

     (a) deleting the chart in the definition of "Applicable BA Fee Rate" and replacing same with the following chart:

 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
                                   Level 1             Level 2          Level 3          Level 4                Level 5
 Moody's/S&P                      A1/A+ and         A2 and A3/A          Baa1/       Baa2 and Baa3/             Lower than
                                    higher             and A-            BBB+         BBB and BBB-            Baa3/ BBB- or
                                                                                                                 not rated
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
 Applicable BA Fee Rate            50 bps              60 bps           75 bps          100 bps                  125 bps
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------

     (b)  deleting the chart in the  definition of  "Applicable  Commitment  Fee
          Rate" and replacing same with the following chart:

 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
                                    Level 1            Level 2         Level 3          Level 4                Level 5
 Moody's/S&P                       A1/A+ and         A2 and A3/A        Baa1/         Baa2 and Baa3/         Lower than
                                     higher            and A-           BBB+           BBB and BBB-         Baa3/ BBB- or
                                                                                                              not rated
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
 Applicable Commitment Fee          11 bps             13.5 bps          15 bps          17.5 bps                20 bps
 Rate
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------

     (c) deleting the chart in the definition of "Applicable LIBOR Margin" and replacing same with the following chart:

 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
                                   Level 1             Level 2         Level 3          Level 4                Level 5
 Moody's/S&P                      A1/A+ and           A2 and A3/A       Baa1/        Baa2 and Baa3/          Lower than
                                    higher              and A-          BBB+          BBB and BBB-          Baa3/  BBB- or
                                                                                                              not rated
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------
 Applicable LIBOR Margin           50 bps              60 bps           75 bps          100 bps                125 bps
 ---------------------------- ------------------ -------------------- ----------- --------------------- -----------------------

     (d) adding the following definitions immediately after the definition of "Canadian Prime Rate Loan":

               ""Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under generally accepted accounting principles (as approved from time to time by the American Institute of Chartered Accountants, or any successor institute) and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with generally accepted accounting principles (as approved from time to time by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, or any successor institute).

               "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.";

     (e) deleting the definition of "Consolidated Capitalization" in its entirety and replacing same with the following definition:

               ""Consolidated Capitalization" means, at any date, the sum of Consolidated Net Worth and Consolidated Debt.";

     (f) deleting the definition of "Consolidated Debt" in its entirety and replacing same with the following definition:

               ""Consolidated Debt" means, at any date, all Debt of the Guarantor and its Subsidiaries at such date, determined on a consolidated basis in accordance with generally accepted accounting  principles  (as  approved  from  time  to time by the

               Financial Accounting Standards Board of the American Institute of Certified Public Accountants, or any successor institute), as reflected on the balance sheet of the Guarantor as at the relevant date.";

     (g) adding the following definition immediately after the definition of "Consolidated Net Income":

               ""Consolidated Net Worth" at any date, means all amounts that would, in conformity with generally accepted accounting principles (as approved from time to time by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, or any successor institute), be included on a consolidated balance sheet of the Guarantor and its Subsidiaries under stockholders' equity at such date.";

     (h) deleting the definition of "Debt" in its entirety and replacing same with the following definition:

               ""Debt" of any Person at any date,  means,  without  duplication,
               (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all preferred Capital Stock of such Person that is redeemable at the option of the holder thereof or that has any mandatory dividend, redemption or other required payment that could be required thereunder prior to the date that is one year after the Maturity Date of the last Commitment outstanding hereunder, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above and, in the case of the Borrower, the Guarantor and their Subsidiaries, in addition, clause (k) below), (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any

               Security Interest on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of sections 10.1(g), (h) and (i) only, all obligations of such Person in respect of Hedge Agreements, and
               (k) in the case of the Borrower , the Guarantor and their Subsidiaries, (A) Synthetic Lease Obligations relating to the 2,200 megawatt Ravenswood facility located in New York City, and
               (B) any other Synthetic Lease Obligations of the Guarantor, the Borrower or any of their Subsidiaries individually in excess of U.S. $25,000,000; provided that, for the purposes of this Agreement, (y) prior to the conversion to equity of the Guarantor's MEDS Equity Units, 20% of the gross proceeds of such securities shall be considered Debt of the Guarantor and the remaining 80% of such proceeds shall be considered equity, and
               (z) from and after the conversion to equity of the Guarantor's MEDS Equity Units, all of the gross proceeds of such securities shall be considered equity. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt expressly provide that such Person is not liable therefor.";

     (i) adding the following definition immediately after the definition of "Guarantee":

               ""Guarantee Obligation" means, as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person, or (b) another Person (including any bank under any letter of credit) to induce the creation in respect of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
               (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation, or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made, and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower or the Guarantor in good faith.";

     (j) adding the following definition immediately after the definition of "Hazardous Materials":

               ""Hedge Agreements" means all interest rate swaps, caps or collar agreements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.";

     (k)  deleting  the   definition   of  "Keyspan   Luxembourg   Subordination
          Agreement" in its entirety and replacing same with the following definition:

               ""Keyspan Luxembourg Subordination Agreement" means the subordination agreement dated as of December 22, 2000 among the Borrower, the Administrative Agent on behalf of the Lenders and Keyspan Luxembourg, as such agreement will be amended pursuant to an Amending Agreement to be effective December 31, 2002 and to be entered into among the Borrower, the Administrative Agent on behalf of the Lenders and Keyspan Luxembourg pursuant to which the KS Luxembourg Credit Agreement (as defined therein) is amended to reflect the consolidation of certain debts owing by the Borrower to Keyspan Luxembourg.";

     (l) amending the definition of "KS Finance Loan" by adding the following immediately after paragraph (g) thereof:

               "The parties hereto acknowledge and agree that the KS Finance Loan will be the subject of a Consolidated Loan Agreement and a Consolidated Promissory Note both to be effective December 31, 2002 whereby the amounts owing under the Term Loan Agreement will be consolidated with all amounts owing under the Term Loan Agreement dated June 1, 2000 between the Borrower and Nicodama and the Promissory Note ($5,308,677) dated June 1, 2000 issued by the Borrower to Nicodama, and that the KS Finance Loan will be transferred to Keyspan Luxembourg pursuant to an Assignment and Assumption Agreement between Nicodama and Keyspan Luxembourg to be effective December 31, 2002.";

     (m) deleting the definition of "Maturity Date" in its entirety and replacing same with the following definition:

               ""Maturity Date" means, with respect to a Commitment, the date that is the first anniversary of the Term Date in respect of such Commitment; provided that, notwithstanding the foregoing, the Maturity Date for the Commitment of Bank One, National Association, Canada Branch shall be July 25, 2004.";

     (n) deleting the definition of "Nicodama Subordination Agreement" in its entirety and replacing same with the following definition:

               ""Nicodama Subordination Agreement" means the subordination and postponement agreement dated as of July 29, 1999 among the Borrower, the Administrative Agent on behalf of the Lenders and KS Finance, as amended by a Novation Agreement dated December 22, 2000 among the Borrower, the Administrative Agent on behalf of the Lenders, KS Finance and Nicodama, and as such agreement will be further amended pursuant to an Amending and Novation Agreement to be effective December 31, 2002 and to be entered into among the Borrower, the Administrative Agent on behalf of the Lenders, Nicodama and Keyspan Luxembourg pursuant to which: (i) the Term Loan Agreement (as defined therein) is amended to reflect the consolidation of certain debts owing by the Borrower to Nicodama; and (ii) the transfer of the Subordinated Indebtedness (as defined therein) by Nicodama to Keyspan Luxembourg is reflected, in each case through a series of transactions described in the last paragraph of the definition of "KS Finance Loan.";

     (o) replacing the reference to "Cdn.$100,000,000" in paragraph (a.1) of the definition of "Permitted Indebtedness" with "Cdn.$106,679,064.21";


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


     (p) adding the following definition immediately after the definition of "Subsidiary":

               ""Synthetic Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, so long as (i) such obligations are not Capital Lease Obligations, and (ii) the asset subject to such lease is a depreciable asset of such Person for U.S. federal income tax purposes; for purposes of this Agreement, the amount of such obligations at any time shall be determined by calculating the purchase price that would be required to be paid by such Person if such Person were to exercise its option to purchase such asset under such lease."; and

     (q) adding the following definition immediately after the definition of "Termination Event":

               ""Termout Premium" means, at any time, a rate per annum equal to 15 bps.".

3.         Other Amendments to the Credit Agreement

           Effective as of December 31, 2002:

          (a) Section 1.4 of the Credit Agreement is amended by deleting the word "Wherever" from the first line thereof and replacing that word with the words "Except as otherwise set forth in this Agreement, wherever";

          (b) Sections 5.1 to 5.3, inclusive, of the Credit Agreement are deleted in their entirety and replaced with the following:

               "5.1 Interest on Canadian Prime Rate Loans

               The Borrower shall pay interest on each Canadian Prime Rate Loan during each Interest Period applicable thereto in Canadian Dollars at a rate per annum, calculated on the basis of a 365 day year, equal to the Canadian Prime Rate in effect from time to time during such Interest Period plus the Applicable Prime Rate Margin and (in respect of Canadian Prime Rate Loans which are outstanding on and after the date (in this Section 5.1, the "Termout Premium Effective Date") that is the later of (i) the Term Date in respect of the Commitments pursuant to which those Canadian Prime Rate Loans were made, and (ii) December 31, 2002) the Termout Premium. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including (i) in the case of the Canadian

               Prime Rate and the Applicable Prime Rate Margin, the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan, and (ii) in the case of the Termout Premium, the date that is the later of the Termout
               Premium Effective Date and the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan; in all cases to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the Canadian Prime Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the Canadian Prime Rate or the Applicable Prime Rate Margin, or the commencement of the application of the Termout Premium, shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.

               5.2 Interest on U.S. Base Rate Loans

               The Borrower shall pay interest on each U.S. Base Rate Loan during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on the basis of a 365 day year, equal to the U.S. Base Rate in effect from time to time during such Interest Period plus the Applicable USBR Margin and (in respect of U.S. Base Rate Loans which are outstanding on and after the date (in this Section 5.2, the "Termout Premium Effective Date") that is the later of (i) the Term Date in respect of the Commitments pursuant to which those U.S. Base Rate Loans were made, and (ii) December 31, 2002) the Termout Premium. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including (i) in the case of the U.S. Base Rate and the Applicable USBR Margin, the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan, and (ii) in the case of the Termout Premium, the date that is the later of the Termout Premium Effective Date and the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan; in all cases to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the U.S. Base Rate Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 365 days. Changes in the U.S. Base Rate or the Applicable USBR Margin, or the commencement of the application of the Termout Premium, shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.


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


               5.3 Interest on LIBOR Loans

               The Borrower shall pay interest on each LIBOR Loan during each Interest Period applicable thereto in United States Dollars at a rate per annum, calculated on the basis of a 360 day year, equal to the LIBOR Rate with respect to such Interest Period plus the Applicable LIBOR Margin and (in respect of LIBOR Loans which are outstanding on and after the date (in this Section 5.3, the "Termout Premium Effective Date") that is the later of (i) the Term Date in respect of the Commitments pursuant to which those LIBOR Loans were made, and (ii) December 31, 2002) the Termout Premium. Such interest shall accrue daily and shall be payable in arrears on each Interest Payment Date for such Loan for the period from and including (i) in the case of the LIBOR Rate and the Applicable LIBOR Margin, the Drawdown Date or the preceding Rollover Date, Conversion Date or Interest Payment Date, as the case may be, for such Loan, and (ii) in the case of the Termout Premium, the date that is the later of the Termout Premium Effective Date and the Drawdown Date or the preceding Conversion Date or Interest Payment Date, as the case may be, for such Loan; in all cases to and including the day preceding such Interest Payment Date and shall be calculated on the principal amount of the LIBOR Loan outstanding during such period and on the basis of the actual number of days elapsed in a year of 360 days. Changes in the LIBOR Rate or the Applicable LIBOR Margin, or the commencement of the application of the Termout Premium, shall cause an immediate adjustment of the interest rate applicable to such Loan without the necessity of any notice to the Borrower.";

     (c) Section 5.11 of the Credit Agreement is amended by adding the words and figures ", the Termout Premium" immediately after the words "Applicable BA Fee Rate" in the third line thereof;

     (d) Section 6.2 of the Credit Agreement is deleted in its entirety and replaced with the following:

               "6.2 Fees

               Upon the acceptance by a Lender of a Bankers' Acceptance, the Borrower shall pay to the Administrative Agent for the account of such Lender a fee in Canadian Dollars equal to the sum of the Applicable BA Fee Rate and (in respect of Bankers' Acceptances which are outstanding on and after the date (in this Section 6.2, the "Termout Premium Effective Date") that is the later of (i) the Term Date in respect of the Commitments pursuant to which those Bankers' Acceptances were accepted, and (ii) December 31,
               2002) the Termout Premium, calculated on the principal amount at maturity of such Bankers' Acceptance and for the period of time from and including (i) in the case of the Applicable BA Fee Rate, the date of acceptance, and (ii) in the case of the Termout Premium, the date that is the later of the Termout Premium Effective Date and the date of acceptance; in all cases to but excluding the maturity date of such Bankers' Acceptance and calculated on the basis of the actual number of days elapsed in a year of 365 days.";

     (e) Section 8.1(n) of the Credit Agreement is deleted in its entirety and replaced with the following:

               "Debt - The Borrower has no indebtedness for borrowed money except (i) the amount of up to $105,058,379.58 plus interest accrued thereon since January 1, 2001 owing to Nicodama or (once the transactions referred to in the last paragraph of the definition of "KS Finance Loan" have been completed) Keyspan Luxembourg pursuant to the KS Finance Loan, (ii) indebtedness of up to Cdn.$125,000,000 pursuant to the credit agreement dated as of October 13, 2000 among the Borrower as Borrower, Bank of Montreal and the other financial institutions named therein from time to time as lenders and Bank of Montreal as agent for those lenders, (iii) indebtedness in the principal amount of up to Cdn.$106,679,064.21 and interest thereon since January 1, 2001, pursuant to the KS Luxembourg Credit Agreement (as that term is defined in the Keyspan Luxembourg Subordination Agreement), as such credit agreement is to be replaced by a Consolidated Loan Agreement between the Borrower and Keyspan Luxembourg and a Consolidated Promissory Note granted by the Borrower to Keyspan Luxembourg both to be effective December 31, 2002, and (iv) other indebtedness permitted hereunder or consented to in writing by the Administrative Agent.";

     (f) Section 10.1(r)(i) of the Credit Agreement is amended by replacing the numbers and figures "0.65:1" with "0.66:1";

     (g) Section 14.10(a)(ii) of the Credit Agreement is amended by adding the words and figures ", the Termout Premium" immediately after the words "Applicable Margin" in the first line thereof; and

     (h) the end of the current Revolving Period is hereby deemed to be July 23, 2003.

4.          Consent

     To the extent their consent is required, the Administrative Agent and the Lenders hereby consent to the Intercorporate Debt Transactions for all purposes under the Amended Credit Agreement, and all documents and agreements incidental thereto, including without limitation the Nicodama Subordination Agreement and the Keyspan Luxembourg Subordination Agreement.

5.         Conditions Precedent

     The amendments to the Credit  Agreement set forth in paragraphs  2(a), (b),
(c), (m) and (q) and 3(b), (c), (d) and (h) of this Third Amending Agreement are unconditional and shall be effective as of December 31, 2002. The other amendments to the Credit Agreement set forth in Section 2 and Section 3 of this Third Amending Agreement, and the consent set forth in Section 4 of this Third Amending Agreement, shall not be effective unless the following conditions have been fulfilled to the satisfaction of the Administrative Agent:

     (a) the Administrative Agent shall have received from the Guarantor a confirmation of the Guarantee in form and substance satisfactory to the Administrative Agent regarding the amendments to the Credit Agreement set forth in this Third Amending Agreement;

     (b) no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate of an officer of the Borrower to that effect; and

     (c) the Borrower shall have paid to the Agent for the rateable benefit of the Lenders an amount equal to 10 bps on the aggregate Commitments of all of the Lenders.

     The Administrative Agent shall forthwith advise the Borrower when all of the foregoing conditions in this Section 5 have been satisfied.

6.        Provisions Regarding Intercorporate Debt Transactions

     (a) The Borrower represents and warrants that it expects the transactions referred to in paragraphs 1 through 6 of Exhibit A hereto to have been completed on or before December 31, 2002.

     (b) The Borrower covenants and agrees to execute and deliver, and to cause Keyspan Luxembourg to execute and deliver, to the Administrative Agent on behalf of the Lenders, an amending agreement (the "Amending Agreement") substantially in the form attached hereto as Exhibit B, in respect of the Keyspan Luxembourg Subordination Agreement which amends the definition of "KS Luxembourg Credit Agreement" therein so as to accommodate certain changes to the KS Luxembourg Credit Agreement as set forth in the Amending Agreement. The Borrower acknowledges and agrees that:

          (i) it will execute and deliver, and cause Keyspan Luxembourg to execute and deliver, the Amending Agreement to the Administrative Agent on behalf of the Lenders forthwith upon completion of the transactions referred to in paragraph 7 of Exhibit A hereto; and

          (ii) if the Borrower fails to comply with its obligations in paragraph
               (i) above, then such failure shall be deemed to be an Event of Default under the Amended Credit Agreement.

     (c) The Borrower covenants and agrees to execute and deliver, and to cause Nicodama to execute and deliver, to the Administrative Agent on behalf of the Lenders an amending and novation agreement (the "Amending and Novation Agreement") substantially in the form attached hereto as Exhibit C, in respect of the Nicodama Subordination Agreement which amends the definition of "Term Loan Agreement" therein so as to accommodate certain changes to the Term Loan Agreement and to novate Keyspan Luxembourg into the Nicodama Subordination Agreement, all as set forth in the Amending and Novation Agreement. The Borrower acknowledges and agrees that:

          (i) it will execute and deliver, and cause Nicodama and Keyspan Luxembourg to execute and deliver, such Amending and Novation Agreement to the Administrative Agent on behalf of the Lenders forthwith upon completion of all of the transactions referred to in paragraphs 8 and 9 of Exhibit A hereto; and

          (ii) if the Borrower fails to comply with its obligations in paragraph
               (i) above, then such failure shall be deemed to be an Event of Default under the Amended Credit Agreement.

7.        Representations and Warranties

     The Borrower hereby represents and warrants to the Lenders that the applicable representations and warranties contained in Section 8.1 of the Credit Agreement are true and accurate in all material respects as if made on the date of this Third Amending Agreement.

8.         Confirmation

     Each of the parties hereto acknowledges and agrees that the Credit Agreement, as amended by this Third Amending Agreement, and all other Documents are and will continue to be in full force and effect, and are hereby ratified and confirmed, and the rights and obligations of all parties thereunder will not be affected in any manner by the provisions of this Third Amending Agreement, except as expressly provided in Section 2 and Section 3 of this Third Amending Agreement.

9.         Further Assurances

     The Borrower will from time to time forthwith, and at the Borrower's own cost and expense, do, make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, manners and things which may be reasonably required by the Administrative Agent and are consistent with the intention of the parties hereto as evidenced herein, with respect to all matters arising under this Third Amending Agreement or the Amended Credit Agreement.

10.        Expenses

     Without in any way limiting the provisions of Section 12.1 of the Credit Agreement, the Borrower will be liable for all reasonable expenses of the Administrative Agent and the Lenders, including legal fees, the fees and expenses of the Administrative Agent and other out-of-pocket expenses, in connection with the negotiation, preparation, execution and delivery of this Third Amending Agreement.

11.  Counterparts

     This Third Amending Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have caused this Third Amending Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                                 KEYSPAN ENERGY DEVELOPMENT CO.,
                                 as Borrower


                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 ROYAL BANK OF CANADA, in its capacity
                                 as Administrative Agent


                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                      ROYAL BANK OF CANADA, as a Lender


                                      Per:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      Per:
                                          --------------------------------------
                                          Name:
                                          Title:















This page is attached to and forms part of a Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                           JPMORGAN CHASE BANK, TORONTO
                                           BRANCH, as a Lender


                                           Per:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           Per:
                                               ---------------------------------
                                               Name:
                                               Title:



















This page is attached to and forms part of a Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                              BANK OF MONTREAL, as a Lender


                                              Per:
                                                  ------------------------------
                                                  Name:
                                                  Title:
                                              Per:
                                                  ------------------------------
                                                  Name:
                                                  Title:


















This page is attached to and forms part of a Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                             BANK ONE, NATIONAL
                                             ASSOCIATION, CANADA BRANCH, as
                                             a Lender


                                             Per:
                                                --------------------------------
                                                Name:
                                                Title:
                                             Per:
                                                --------------------------------
                                                Name:
                                                Title:























This page is attached to and forms part of a Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                              ALBERTA TREASURY BRANCHES, as a
                                              Lender


                                              Per:
                                                 -------------------------------
                                                 Name:
                                                 Title:
                                              Per:
                                                 -------------------------------
                                                 Name:
                                                 Title:
























This page is attached to and forms part of a Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

EXHIBIT A to the Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co., as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank Of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches, as Lenders, and Royal Bank of Canada, as Administrative Agent

Intercorporate Debt Transactions (1)

1. Nicodama loaned $5,308,677.44 to the Borrower on June 1, 2000 ("Nicodama Loan #2").

2. The Borrower pays interest of $709,357.92 to Keyspan Luxembourg on the KS Luxembourg Loan, as that term is defined in the Keyspan Luxembourg Subordination Agreement, deducting 10 percent of the interest payment for remittance to the Canada Customs and Revenue Agency ("CCRA").

3. The Borrower makes a repayment of principal in the amount of $70,935.79 on the KS Luxembourg Loan (leaving a principal amount remaining on the KS Luxembourg Loan of $99,929,064.21).

4. The Borrower pays interest of $7,621,378.56 to Nicodama on the KS Finance Loan and Nicodama Loan #2, deducting 10 percent of the interest payment for remittance to the CCRA.

5. The Borrower makes a repayment of principal in the amount of $762,137.86 on the KS Finance Loan (leaving a principal amount remaining on the KS Finance Loan of $99,749,702.14).

6. Keyspan Luxembourg loans the Borrower $6,750,000.00 ("KS Luxembourg Loan #2") on terms identical to the KS Luxembourg Loan.

7. Keyspan Luxembourg and the Borrower consolidate the KS Luxembourg Loan (of which $99,929,064.21 is outstanding) and the KS Luxembourg Loan #2, issuing a Consolidated Promissory Note and entering into a Consolidated Loan Agreement which requires Keyspan Luxembourg to loan future payments of accrued interest back to the Borrower and allows the Borrower to re-pay principal before accrued interest.

8. Nicodama and the Borrower consolidate the KS Finance Loan (of which $99,749,702.14 is outstanding) and Nicodama Loan #2, issuing a Promissory Note and a Consolidated Loan Agreement which restates the loan principal, provides for interest calculation and allows the Borrower to re-pay principal before accrued interest.

9.   Nicodama   transfers  the  Nicodama   Promissory   Note  and  the  Nicodama
     Consolidated Loan Agreement to Keyspan Luxembourg as payment of certain amounts owing by Nicodama to Keyspan Luxembourg.
--------
(1) Amounts referenced herein are stated in Canadian dollars.

EXHIBIT B to the Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co., as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches, as Lenders, and Royal Bank of Canada, as Administrative Agent



                               Amending Agreement

EXHIBIT C to the Third Amending Agreement dated as of December 20, 2002 among Keyspan Energy Development Co., as Borrower, Royal Bank of Canada, JPMorgan Chase Bank, Toronto Branch, Bank of Montreal, Bank One, National Association, Canada Branch and Alberta Treasury Branches, as Lenders, and Royal Bank of Canada, as Administrative Agent



                         Amending and Novation Agreement